Components of Deferred Income Tax Assets and Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Deferred assets
Reinsurance recoverables	$ 497
Other assets	4
Total deferred assets	501
Deferred liabilities
Unrealized net capital gains	(2,084)	(7,433)
Accrued expenses	(981)	(524)
Other liabilities		(33)
Total deferred liabilities	(3,065)	(7,990)
Net deferred liability	$ (2,564)	$ (7,990)